TRACK DATA
                                 56 Pine Street
                               New York, NY 10005


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 1, 2001

To the Stockholders of Track Data Corporation:

     The Annual Meeting of Stockholders of Track Data Corporation (the "Company") will be held at 95 Rockwell Place, Brooklyn, New York 11217, Fifth Floor Conference Room, at 10:00 A.M. on Thursday, November 1, 2001, for the following purposes:

(1) To elect eight Directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

(2) To approve the 2001 Stock Option Plan authorizing the Company to issue options to acquire up to 2,800,000 shares of Common Stock to officers, directors, employees and consultants;

(3) To ratify the selection and appointment by the Company's Board of Directors of Grant Thornton LLP, independent auditors, as auditors for the Company for the year ending December 31, 2001; and

(4) To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     A Proxy Statement, form of Proxy, the Annual Report to Stockholders of the Company for the year ended December 31, 2000 and the Financial Report for the six months ended June 30, 2001 are enclosed herewith. Only holders of record of Common Stock of the Company at the close of business on October 1, 2001 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Secretary of the Company, located at 95 Rockwell Place, Brooklyn, New York 11217.


New York, New York                      By Order of the Board of Directors,
October  4,  2001


                                        Martin  Kaye
                                        Secretary




     All stockholders are cordially invited to attend the Meeting. If you do not expect to be present, please sign and date the enclosed form of Proxy and return it promptly using the enclosed envelope. No postage is required if mailed in the United States. Any person giving a Proxy has the power to revoke it at any time prior to its exercise and if present at the Meeting may withdraw it and vote in person. Attendance at the Meeting is limited to stockholders, their proxies and invited guests of the Company.




                             TRACK DATA CORPORATION
                                 56 PINE STREET
                            NEW YORK, NEW YORK 10005

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Track Data Corporation (the "Company") of proxies in the form enclosed. Such Proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at 95 Rockwell Place, Brooklyn, New York, 11217, Fifth Floor Conference Room, at 10:00 A.M. on Thursday, November 1, 2001 (the "Meeting") and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This Proxy Statement and accompanying Proxy are being mailed on or about October 4, 2001 to all stockholders of record on October 1, 2001 (the "Record Date").

     Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted. The cost of soliciting Proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of the Proxy materials, solicitation of Proxies may be made by officers and employees of the Company by mail, telephone, telegram or personal interview. Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy. Unless contrary instructions are given by stockholders, it is intended to vote the shares represented by such Proxies for the election of the eight nominees for director named herein, for the 2001 Stock Option Plan and for the selection of Grant Thornton LLP as independent auditors. The current members of the Board of Directors presently hold voting authority for Common Stock representing an aggregate of 27,486,750 votes, or approximately 48% of the total number of votes eligible to be cast at the Annual Meeting. The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

                                VOTING SECURITIES

     Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were 56,911,966 outstanding shares of common stock, par value $.01 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of August 31, 2001, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Executive Officers and (iv) all Executive Officers and Directors of the Company as a group. Unless otherwise indicated, each stockholder's address is c/o the Company, 95 Rockwell Place, Brooklyn, New York 11217.



                                        Shares Owned Beneficially (1)
Name                                    No. of Shares    % of Class

Barry Hertz (2)                           27,885,750        48.4%

Martin Kaye (3)                              345,000          *

Jay Gelman (3)                               185,000          *

Isaac Schlesinger (4)                         20,000          *

Jack Spiegelman (5)                           86,500          *

E. Bruce Fredrikson (3)
Syracuse University
School of Management
Syracuse, NY 13244                            87,500          *

Stanley Stern (6)                             99,500          *
All Officers and Directors as a Group
(eight persons)(7)                        28,709,250        49.2%

 ---------------
* = less than 1%

(1) Unless otherwise indicated, (i) each person has sole investment and voting power with respect to the shares indicated and (ii) the shares indicated are currently outstanding shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The percentages are calculated based on 57,111,966 shares outstanding.

(2) Consists of 25,117,402 shares owned by Mr. Hertz, 2,138,400 shares owned by Trusts established in the names of Mr. Hertz's children and 94,948 shares held by a family LLC managed by Mr. Hertz who owns 8% of such LLC. Mr. Hertz disclaims beneficial interest in shares owned by the Trust and 92% of the family LLC not owned by him. Also includes 535,000 shares issuable upon the exercise of presently exercisable options under the Company's Stock Option Plans.

(3) Consists of shares issuable upon the exercise of presently exercisable options granted under the Company's Stock Option Plans.

(4) Consists of 15,000 shares owned of record and 5,000 shares issuable upon the exercise of presently exercisable options granted under the Company's Stock Option Plans.

(5) Consists of 60,000 shares owned of record, 4,000 shares owned by his wife as to which Mr. Spiegelman disclaims beneficial interest and 22,500 shares issuable upon the exercise of presently exercisable options granted under the Company's Stock Option Plans.

(6) Consists of 22,000 shares owned of record and 35,000 shares held in the Track Data Phantom Unit Trust to be released upon his termination of association with the Company, or earlier with approval of the Board of Directors. Also includes 42,500 shares issuable upon the exercise of presently exercisable options granted under the Company's Stock Option Plans.

(7) Consists of 27,486,750 outstanding shares and 1,222,500 shares issuable upon exercise of options described in footnotes 2 through 6 above.



                          ITEM I. ELECTION OF DIRECTORS

     It is the intention of the persons named in the enclosed form of Proxy, unless such form of Proxy specifies otherwise, to nominate and to vote the shares represented by such Proxy for the election as directors of Barry Hertz, Martin Kaye, Dr. E. Bruce Fredrikson, Isaac Schlesinger, Jack Spiegelman, Stanley Stern and Charles Zabatta to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. All of the nominees are presently directors of the Company. The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of his choice when voting at the Annual Meeting.

Officers  and  Directors

     The officers and directors of the Company are as follows:




Name                        Age  Position
Barry Hertz                  51  Chairman of the Board, Chief Executive Officer

Martin Kaye                  54  Chief Operating Officer, Chief Financial Officer,
                                 Secretary and Director

Jay Gelman                   40  Executive Vice President, Director

Stanley Stern                51  Senior Vice President - Customer Relations, Director

E. Bruce Fredrikson          63  Director

Isaac Schlesinger            54  Director

Jack Spiegelman              62  Director

Charles Zabatta              59  Director


     On March 31, 1996, Track Data Corporation ("Track") merged (the "Merger") into Global Market Information, Inc. ("Global"). Upon consummation of the Merger, the name Global was changed to Track Data Corporation ("TD" or the "Company").

     Barry Hertz has served as the Company's Chairman and Chief Executive Officer since its inception in 1992. In April 1994 he was elected Secretary of the Company and served until August 1994. Mr. Hertz also founded Track in 1981. He was Track's sole owner and its Chief Executive Officer until its merger with Global. He holds a Masters degree in Computer Science from New York University
(1973) and a B.S. degree in Mathematics from Brooklyn College (1971). Until his resignation in May 2001, Mr. Hertz was Chairman of Innodata Corporation ("Innodata"), a public company co-founded by Mr. Hertz, of which TD was a principal stockholder, and which is a global outsourcing provider of Internet and on-line digital content services.

     Martin Kaye has been Chief Operating Officer since August 2001, and has been Chief Financial Officer and Director of the Company since April 1994. He was elected Secretary of the Company in August 1994. Mr. Kaye is a certified public accountant. Mr. Kaye served as Chief Financial Officer of Innodata from October 1993 and Director from March 1995 until his resignation from those positions in May 2001. He had been an audit partner with Deloitte & Touche LLP for more than five years until his resignation in 1993. Mr. Kaye holds a B.B.A. in accounting from Baruch College (1970).

     Jay Gelman has been Executive Vice President and a Director since August 2001. Prior thereto, he was Vice President of Sales for the Company's institutional market data business. From August 1998 until December 1999, he served as President of the Company's Newsware division. In 1989, he co-founded Alliance Distributors, a leading distributor of products manufactured by Nintendo, Sony, RCA/GE, Electronic Arts, and many other consumer electronic companies. In December 1997, Take Two Interactive, a public company, bought Alliance Distributors. Prior thereto he was a salesman for the Company from 1987 through 1989. Mr. Gelman attended Northeastern University and Bernard Baruch College.

     Stanley Stern has been Senior Vice President - Customer Relations since June 2000 and a Director of the Company since May 1999. He previously served as Director from April 1994 until his resignation in September 1997. He was chief operating officer of Track, and in predecessor positions, for more than five years prior to the Merger. Since the Merger, he was Executive Vice President of the Company until his resignation in December 1996. From January 1998 through May 2000, Mr. Stern had been Chief Operating Officer of Integrated Medical Technologies, Inc., an Internet-based provider of medical services information. Mr. Stern holds a B.B.A. from Baruch College (1973). Mr. Stern was a Director of Innodata until December 2000.

     Dr. E. Bruce Fredrikson has been a Director of the Company since June 1994. He is currently a professor of finance at Syracuse University School of Management where he has taught since 1966 and has previously served as chairman of the finance department. Dr. Fredrikson has a B.A. in economics from Princeton University and a M.B.A. and a Ph.D. in finance from Columbia University. He is also an independent general partner of Fiduciary Capital Partners, L.P. and Fiduciary Capital Pension Partners, L.P. Until his resignation in May 2001, Mr. Fredrikson was a Director of Innodata.

     Isaac Schlesinger has been a Director of the Company since July 2000. Since 1975, Mr. Schlesinger has been a managing director and senior officer of Bishop, Rosen & Co., Inc., a retail and institutional brokerage firm and a member of the New York and American Stock Exchanges. He also serves as C.R.O.P., S.R.O.P., M.P. and chief financial officer. Mr. Schlesinger received a B.A. in Comparative Literature from Brooklyn College (1977).

     Jack Spiegelman has been a Director of the Company since April 1996. Mr. Spiegelman has been President of Track Securities Corp. since December 1983. From February 1996 to June 1997, he was a Senior Vice President of J. W. Genesis Securities, Corp. and prior thereto for more than five years was a Senior Vice President of Fahnestock & Company, Inc. Mr. Spiegelman holds a B.A. in economics from Brooklyn College (1963).

     Charles Zabatta has been a Director of the Company since August 2001. Mr. Zabatta, who has more than 30 years of brokerage service experience, is Senior Managing Director of Corporate Development at Knight Capital Markets. He was a Director on the Board of Knight/Trimark Group from April 1998 to September 1999, when he resigned to take his current position. Mr. Zabatta joined Knight from TD Waterhouse, where he also was Senior Managing Director of Corporate Development. Prior to joining TD Waterhouse in 1995, he was President and Chief Operating Officer of Wall Street Connect, an automated investment services company. He also served as Vice President and Director of Marketing at both Kennedy Cabot & Co. and Securities Settlement, a national clearing organization. Mr. Zabatta received his BA from Iona College (1964).

     In connection with a stock purchase agreement with Knight Trading Group, Inc. ("Knight") in December 2000, Knight has the right to designate one member of the Board of Directors for three years. Mr. Zabatta has been designated by Knight. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Officers serve at the discretion of the Board. There are no family relationships among directors or officers.


Meetings of the Board of Directors

     The Board of Directors held four meetings during the year ended December 31, 2000. Each director attended at least 75% of all of the meetings of the Board of Directors held during the period in 2000 such person served as director.

     In 2000, the Audit Committee was comprised of Messrs. Fredrikson and Schlesinger; currently the Audit Committee is comprised of Messrs. Fredrikson, Schlesinger and Zabatta. The function of the Audit Committee is to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures, to consider whether the principal accountant's provision of non-audit services is compatible with maintaining the principal accountant's independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Audit Committee met four times during 2000. The Board of Directors had determined that the members of the Audit Committee are "independent" within the meaning of the rules adopted by the National Association of Securities Dealers ("NASD"). The Board of Directors does not have a Compensation or Nominating Committee.


Compliance with Section 16(a) of the Exchange Act

     The Company believes that during the period from January 1, 2000 through December 31, 2000 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


Executive Compensation

     The following table sets forth information with respect to compensation paid by the Company for services during the three years ended December 31, 2000 to the Company's Chief Executive Officer and to each other executive officer whose total annual salary and bonus in 2000 exceeded $100,000.



                           Summary Compensation Table

                                                                         Number
                                                                        of Stock
                                 Fiscal    Annual                        Options
Name and Position                 Year     Salary     Bonus    Total     Awarded

Barry Hertz                       2000    $375,000      -    $375,000    350,000
Chairman, CEO                     1999    $375,000      -    $375,000    200,000
                                  1998    $375,000      -    $375,000    160,000

Jay Gelman                        2000    $250,000      -    $250,000    280,000
Executive Vice President - Sales


     The above table does not include certain insurance and other personal benefits, the total value of which does not exceed the lesser of $50,000 or 10% of such person's cash compensation.



                        Option Grants In Last Fiscal Year
                                Individual Grants

                          Percent of                        Potential Realizable
                        Total Options                         Value at Assumed
                         Granted to                            Annual Rates of
             Number of   Employees                            Stock Appreciation
             Options     in Fiscal     Exercise   Expiration   for Option Term
Name         Granted       Year         Price        Date        5%        10%
Barry Hertz   50,000 (A)   2.5%        $6.75       3/13/05   $ 93,000   $206,000
             300,000 (A)  15.2%         1.50       5/31/05    123,000    276,000

Jay Gelman.   30,000 (A)   1.5%        $6.75       3/13/05   $ 55,800   $123,600
              50,000 (A)   2.5%         1.50       5/31/05     20,500     46,000
             200,000 (B)  10.1%         1.50       7/31/05     82,000    184,000

(A) Vesting is over a two-year period.
(B) Vesting is over a four-year period.




                 Aggregate Option Exercises In Last Fiscal Year;
                          Fiscal Year End Option Values

                                        Number of
                                       Unexercised      Value of  Unexercised In-
                                     Options at Fiscal    the-Money Options at
                Shares                   Year End          Fiscal Year End
             Acquired on   Value       Exercisable/         Exercisable/
Name          Exercise   Realized     Unexercisable         Unexercisable

Barry Hertz     None        -         260,000/450,000         $-0-/$-0-

Jay Gelman      None        -          85,000/340,000         $-0-/$-0-


There are no employment agreements, stock appreciation rights or long-term incentive plans.


Directors  Compensation

     Dr. Fredrikson is compensated at the rate of $1,250 per month, plus out-of-pocket expenses for each meeting attended. Mr. Schlesinger is compensated at the rate of $1,500 per meeting attended. No other director is compensated for his services as director.

     Messrs. Fredrikson and Schlesinger received options to purchase 7,000 and 10,000 shares, respectively, as compensation for their services.


Compensation Committee Interlocks and Insider Participation

     For the Company's fiscal year ended December 31, 2000, Messrs. Hertz, Kaye and Stern were officers of the Company and were members of the Board of Directors (there is no compensation committee).


Report of the Audit Committee

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Committee, which was approved by the full Board of Directors on April 2, 2000. The complete text of the new charter, which reflects standards set forth in the regulations of the Securities and Exchange Commission ("SEC") and Nasdaq Stock Exchange rules, is reproduced in Appendix B to this proxy statement.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met four times during fiscal 2000.

     In overseeing the preparation of the Company's financial statements, the Committee met with both management who has the primary responsibility for the financial statements, the reporting process and the system of internal control, and the Company's outside auditors who are responsible for expressing an opinion on the conformity of the Company's audited financial statements under generally accepted auditing standards, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussions with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards ("SAS") No. 61, "Communication With Audit Committees" and SAS No. 90, "Audit Committee Communications."

     With respect to the Company's outside auditors, the Committee, among other things, discussed with Grant Thornton LLP matters relating to its independence and the letter from the independent auditors as required by the Independence Standards Board, Standard No. 1, "Independence Discussions with Audit Committees."

     On the basis of their review and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the Fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.


                                 Audit Committee

                             Dr. E. Bruce Fredrikson
                                Isaac Schlesinger


Board Report on Executive Compensation

     The following is the Board's compensation policy: The Board of Directors (the "Board") is responsible for determining the annual salary, short-term and long-term incentive compensation, stock awards and other compensation of the executive officers. In its deliberations regarding compensation of executive officers for 2000 and thereafter, the Board considered the following factors:
(a) Company performance, both separately and in relation to similar companies,
(b) the individual performance of each executive officer, (c) compensation and stock award information disclosed in the proxy statements of other companies,
(d) historical compensation levels and stock awards at the Company, (e) the overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent and (f) the recommendations of management.


Fiscal 2000 Accounting Firm Fee Summary

     During the year ended December 31, 2000 the aggregate fees billed by the Company's principal accounting firm, Grant Thornton LLP, were $144,000 that included audit fees of $97,000 and non-audit fees of $47,000. The audit fees included related services fees for various SEC registration statements and filings and the non-audit fees were primarily comprised of the fees associated with accounting consultation services, tax consulting and tax return preparation. Grant Thornton did not provide any services to the Company in 2000 relating to the design and implementation of financial information systems.


                          STOCK PRICE PERFORMANCE GRAPH

     The following performance graph compares the cumulative total return (assuming reinvestment of dividends) of an investment of $100 in Track Data Corporation on January 1, 1996, through its fiscal years ended December 31, 1996, 1997, 1998, 1999 and 2000 to the Nasdaq Market Index and the Industry Index for SIC Code 7375, Information Retrieval Services.


                               [GRAPHIC OMITTED]

            INFORMATION PROVIDED BY MEDIA GENERAL FINANCIAL SERVICES.




                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From April 1999 to August 2000, the Company offered online trading through its myTrack service utilizing Track Securities Corporation ("TSC") as its broker-dealer. TSC is a broker-dealer owned and operated by Jack Spiegelman, a director of the Company. The Company licensed its myTrack trading system to a subsidiary of TSC until August 2000. The Company was receiving $2.25 per trade pursuant to the agreement, which aggregated $2,280,000 in 2000 and $590,000 in 1999. In addition, TSC paid a share of the marketing and advertising costs incurred by the Company, which aggregated $666,000 in 2000 and $571,000 in 1999. Further, Mr. Spiegelman has a five-year consulting agreement with the Company pursuant to which he is to be paid an annual fee of the greater of $50,000 or 5% of the after-tax earnings, if any, from trading activities. In 2000 and 1999, the fee was $50,000 and $37,500, respectively. In August 2000, the Company obtained its own broker-dealer license and, after registration in all states, terminated the relationship with TSC, except for the director consulting agreement, and transferred all the trading accounts from TSC to the Company's broker-dealer, Track Data Securities Corp.


           ITEM II.  APPROVAL OF THE COMPANY'S 2001 STOCK OPTION PLAN

     The Board of Directors has determined that the Company should adopt a new Stock Option Plan in order to make options available to employees, officers, directors and others who render services to the Company. Accordingly, the Board has adopted the 2001 Stock Option Plan (the "2001 Plan") and recommends to the stockholders that the 2001 Plan be approved.


Summary of the 2001 Stock Option Plan

     The purpose of the Plan is to provide additional incentive to the officers, employees, and others who render services to the Company, who are responsible for the management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs. It is intended that Options granted under the Plan strengthen the desire of such persons to join and remain in the employ of the Company and stimulate their efforts on behalf of the Company.

     The Company may grant to its officers, key employees and others who render services to the Company, options ("Options") to purchase up to 2,800,000 shares of the Company's Common Stock, subject to adjustment under certain circumstances, at a price which may not be less than the fair market value per share on the date of the granting of the Option. The closing price of the Common Stock on August 31, 2001 was $1.43.

     Payment of the exercise price shall be made in cash, or, with the consent of the Board of Directors, in whole or in part, in shares of Common Stock or with a full recourse interest bearing promissory note of the Optionee secured by a pledge of the shares received upon exercise of such Option. If an Option granted under the 2001 Plan shall expire, terminate or be cancelled for any reason without being exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the 2001 Plan. Options may be granted in the form of incentive stock options within the meaning of the Internal Revenue Code of 1986, as amended, or options which do not qualify for treatment as incentive stock options.

     The 2001 Plan will be administered by the Board of Directors or a committee (the "Committee") appointed by the Board of Directors. The Board of Directors or the Committee determines the persons who are to be granted Options and the number and terms of such Options based upon the contribution of such persons to the management and growth of the Company. The 2001 Plan contains no preset criteria determining the identity or amount of Options to be granted to any person or group of persons. Therefore, no determinations can be made at the present time as to the benefits or amounts that will be or would have been issued to any specific person or groups of persons under the 2001 Plan. No Option may be exercised after the expiration of 10 years from the date of the grant. No Option may be granted under the 2001 Plan after May 3, 2011.


     Incentive stock options are subject to the following limitations: (i) The aggregate fair market value (determined at the time an option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and (ii) if the individual to whom the incentive stock options were granted is considered as owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then (A) the option price at the time of grant may not be less than 110% of the fair market value per share for such Common Stock and (B) the option period must be no more than five years from the date of grant.

     The Board of Directors or the Committee shall determine for each Option the extent, if any, to which such Option shall be exercisable in the event of the termination of an Optionee's employment with or rendering of services to the Company. However, any such Option which is an ISO shall in all events lapse unless exercised by the Optionee within a sixty-day (60) period, or if termination is by reason of death, within the twelve month period after such termination, and then only if and to the extent that such Option was exercisable at the date of termination of employment.

      The Board of Directors may, at any time, alter, suspend or terminate the 2001 Plan, except that the Board of Directors may not, without further approval of the stockholders, (1) increase the maximum number of shares for which Options may be granted under the 2001 Plan, (2) decrease the minimum purchase price for shares of Common Stock to be issued upon exercise of Options, or (3) change the class of persons eligible to receive Options. Except in limited circumstances, the Board of Directors may not make any change which would have a material adverse affect upon any Option previously granted unless the consent of the Optionee is obtained. No person may be divested of ownership of shares already issued under the 2001 Plan.


     The foregoing summary of the 2001 Plan is qualified in its entirety by, and reference is hereby made to, the 2001 Plan, a copy of which is attached hereto as Exhibit A.

    The grant or exercise of an incentive stock option will not generally cause recognition of income by the Optionee; however, the amount by which the fair market value of a share of Common Stock at the time of exercise of an incentive stock option exceeds the option price, is a "tax preference item" for purposes of the alternative minimum tax. In the event of a sale of the shares received upon exercise of an incentive stock option more than two years from the date of grant and more than one year from the date of exercise, any appreciation of the shares received above the exercise price should qualify as long-term capital gain. However, if shares of Common Stock acquired pursuant to the exercise of an incentive stock option are sold by the Optionee before the completion of such holding periods so much of the gain as does not exceed the difference between the option price and the lesser of the fair market value of the shares at the date of exercise or the fair market value at the date of disposition will be taxable as ordinary income for the taxable year in which the sale occurs. Any additional gain realized on the sale should qualify as a capital gain.

     The grant of an Option that is not an incentive stock option (a "non-qualified option") should not result in recognition of income by the Optionee. Upon exercise of a non-qualified option, the excess of the fair market value of the shares at the exercise date over the option price should be considered compensation taxable as ordinary income. In the event of a sale of the shares, any appreciation after the date of the exercise should qualify as capital gain.

     In connection with incentive stock options and non-qualified options, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the employee provided any Federal income tax withholding requirements are satisfied.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  THAT YOU VOTE FOR THE 2001 STOCK OPTION PLAN


         ITEM III.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to approval by the stockholders, the Board of Directors has appointed Grant Thornton LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2001. Grant Thornton LLP also served as the Company's auditors for each of the five fiscal years ended December 31, 2000. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from stockholders.

     In the event that the stockholders fail to ratify this appointment, other certified public accountants will be considered upon recommendation of the Audit Committee. Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR RATIFICATION OF THE
            APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS

                                  VOTE REQUIRED

     Election of Directors. Directors will be elected at the meeting by a plurality of the votes cast (i.e., the eight nominees receiving the greatest number of votes will be elected as Directors).

     Approval of 2001 Stock Option Plan. The approval of the 2001 Stock Option Plan requires the affirmative vote of a majority of the total votes cast on the proposal. Abstentions will have the same effect as a vote against such proposal, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such proposals has been approved.

     Ratification of the Appointment of Independent Auditors. The appointment of Grant Thornton LLP as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.


                             EXPENSE OF SOLICITATION

     The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.


                            PROPOSALS OF STOCKHOLDERS

     Stockholders of the Company who intend to present a proposal for action at the next Annual Meeting of Stockholders of the Company must notify the Company's management of such intention by notice in writing received at the Company's principal executive offices on or before June 6, 2002 in order for such proposal to be included in the Company's Proxy Statement and form of proxy relating to such Meeting. Stockholders who wish to present a proposal for action at the next Annual Meeting are advised to contact the Company as soon as possible in order to permit the inclusion of any proposal in the Company's proxy statement.


                                  OTHER MATTERS

     The Company knows of no items of business that are expected to be presented for consideration at the Annual Meeting which are not enumerated herein. However, if other matters properly come before the Meeting, it is intended that the person named in the accompanying Proxy will vote thereon in accordance with his best judgement.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

New York, New York                      By Order of the Board of Directors
October 4, 2001


                                        Martin Kaye, Secretary


                                    EXHIBIT A
                             TRACK DATA CORPORATION
                             2001 STOCK OPTION PLAN

     There is hereby established a 2001 Stock Option Plan (the "Plan"). The Plan provides for the grant to certain employees and others who render services to Track Data Corporation or its subsidiaries (the "Company") of options ("Options") to purchase shares of common stock of the Company ("Common Stock").

1. Purpose: The purpose of the Plan is to provide additional incentive to the officers, employees, and others who render services to the Company, who are responsible for the management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs. It is intended that Options granted under the Plan strengthen the desire of such persons to join and remain in the employ of the Company and stimulate their efforts on behalf of the Company.

2. The Stock: The aggregate number of shares of Common Stock which may be subject to Options shall not exceed 2,800,000. Such shares may be either authorized and unissued shares, or treasury shares. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the Plan.

3.   Types of Options: Options granted under the Plan shall be in the form of
     (i) incentive stock options ("ISO's"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-statutory options which do not qualify under such Section ("NSO's"), or both, in the discretion of the Board of Directors or any committee appointed by the Board (each, the "Committee"). The status of each Option shall be identified in the Option Agreement.

4.   Eligibility:
     (a) ISO's may be granted to such employees (including officers and directors who are employees) of the Company as the Committee shall select from time to time.

     (b) NSO's may be granted to such employees (including officers and directors) of the Company, and to other persons who render services to the Company, as the Committee shall select from time to time.

5.   General Terms of Options:

     (a) Option Price. The price or prices per share of Common Stock to be sold pursuant to an Option (the "exercise price") shall be fixed by the Committee but shall in any case not be less than:

          (i) the fair market value per share for such Common Stock on the date of grant in the case of ISOs other than to a 10% Stockholder,

          (ii) 110% of the fair market value per share for such Common Stock on the date of grant in the case of ISOs to a 10% Stockholder, and

          (iii) 85% of the fair market value on the date of grant in the case of NSO's. A "10% Stockholder" means an individual who within the meaning of Section 422(b)(6) of the Code owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of Its parent or any subsidiary corporation.

     (b) Period of Option Vesting. The Committee shall determine for each Option the period during which such Option shall be exercisable in whole or in part, provided that no ISO to a 10% Stockholder shall be exercisable more than five years after the date of grant.

     (c) Special Rule for ISO's. The aggregate fair market value (determined at the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and any excess shall be considered an NSO.

     (d)  Effect of Termination of Employment.

          (i) The Committee shall determine for each Option the extent, if any, to which such Option shall be exercisable in the event of the termination of the Optionee's employment with or rendering of other services to the Company.

          (ii) However, any such Option which is an ISO shall in all events lapse unless exercised by the Optionee:

               (A) prior to the 60th day after the date on which employment terminated, if termination was other than by reason of death; and

               (B) within the twelve-month period next succeeding the death of the Optionee, if termination is by reason of death.

          (iii) The Committee shall have the right, at any time, and from time to time, with the consent of the Optionee, to modify the lapse date of an Option and to convert an ISO into an NSO to the extent that such modification in lapse date increases the life of the ISO beyond the dates set forth above or beyond dates otherwise permissible for an ISO.

     (e) Payment for Shares of Common Stock. Upon exercise of an Option, the Optionee shall make full payment of the Option Price:

          (i)  in cash, or,

          (ii) with the consent of the Committee and to the extent permitted by it:

               (A) with Common Stock of the Company valued at fair market value on date of exercise, but only if held by the Optionee for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings,

               (B) with a full recourse interest bearing promissory note of the Optionee, secured by a pledge of the shares of Common Stock received upon exercise of such Option, and having such other terms and conditions as determined by the Committee,

               (C) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price, or

               (D)  any combination of any of the foregoing.

     (f) Option Exercises. Options shall be exercised by submitting to the Company a signed copy of notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporate offices. The Company may cancel such exercise in the event that payment is not effected in full, subject to the terms of Section 5(e) above.

     (g) Non-Transferability of Option. No Option shall be transferable by the Optionee or otherwise than by will or by the laws of descent and distribution. During the Optionee's lifetime, such Option shall be exercisable only by such Optionee. If an Optionee should die while in the employ of the Company, the Option theretofore granted to the Optionee, to the extent then otherwise exercisable, shall be exercisable only by the estate of the Optionee or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death of the Optionee. Notwithstanding the foregoing, if so provided in an agreement between the Company and the Optionee, an Optionee may transfer his or her Options to immediate family members or trusts for their benefit or partnerships in which immediate family members are the only partners, without consideration, and subject to the same terms and conditions as were applicable to the Options immediately prior to their transfer.

6.   Other Plan Terms:

     (a) Number of Options which may be Granted to, and Number of Shares of Common Stock which may be Acquired by Employees.

          (i) The Committee may grant more than one Option to an individual, and, subject to the requirements of Section 422 of the Code, with respect to ISOs, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by the Company.

          (ii) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or otherwise to be conditioned upon the granting to the employee of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

     (b) Period of Grant of Options. Options may be granted at any time under the Plan, provided that Options which are granted before the Plan has been approved by the stockholders of the Company shall be exercisable only after the Plan is approved by such stockholders. However, no Option shall be granted under the Plan after May 3, 2011.

     (c) Effect of Change in Common Stock. In the event of a reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any change in the corporate structure or shares of Common Stock of the Company, pursuant to any of which events the then outstanding shares of the common stock are split up or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to other shares of common stock, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may change the number and kind of shares of Common Stock available under the Plan and any outstanding Option (including substitution of shares of common stock of another corporation) and the price of any Option and the fair market value determined under this Plan in such manner as it shall deem equitable in its sole discretion.

     (d) Optionees not Stockholders. An Optionee or a legal representative thereof shall have none of the rights of a stockholder with respect to shares of Common Stock subject to Options until such shares shall be issued or transferred upon exercise of the Option.

7. Option Agreement: The Company shall effect the grant of Options under the Plan, in accordance with determinations made by the Committee, by execution of instruments in writing in a form approved by the Committee. Each Option shall contain such terms and conditions (which need not be the same for all Options, whether granted at the time or at different times) as the Committee shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee.

8.   Certain Definitions:

     (a) Fair Market Value. As used in the Plan, the term "fair market value" shall mean as of any date:

          (i) if the Common Stock is not traded on any over-the-counter market or on a national securities exchange, the value determined by the Committee using the best available facts and circumstances,

          (ii) if the Common Stock is traded in the over-the-counter market, based on most recent closing prices for the Common Stock on the date the calculation thereof shall be made, or

          (iii) if the Common Stock is listed on a national securities exchange, based on the most recent closing prices for the Common Stock of the Company on such exchange.

     (b) Subsidiary and Parent. The term "subsidiary" and "parent" as used in the Plan shall have the respective meanings set forth in Sections 424(f) and (e) of the Internal Revenue Code.

9. Not an Employment Contract: Nothing in the Plan or in any Option or stock option agreement shall confer on any Optionee any right to continue in the service of the Company or any parent or subsidiary of the Company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time.

10.  Withholding Taxes:

     (a) Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may, in its sole discretion from time to time, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

     (b) In the case of shares of Common Stock that an Optionee receives pursuant to his exercise of an Option which is an ISO, if such Optionee disposes of such shares of Common Stock within two years from the date of the granting of the ISO or within one year after the transfer of such shares of Common Stock to him, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax obligation attributable to such disposition.

     (c) In the case of a disposition described in Section (b), the Optionee shall give written notice to the Company of such disposition within 30 days following the disposition, which notice shall include such information as the Company may reasonably request to effectuate the provisions hereof.

11.  Agreements and Representations of Optionees:
     As a condition to the exercise of an Option, unless counsel to the Company opines that it is not necessary under the Securities Act of 1933, as amended, and the pertinent rules thereunder, as the same are then in effect, the Optionee shall represent in writing that the shares of Common Stock being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such shares of Common Stock to sell or otherwise dispose of the same.

12.  Administration of the Plan:

     (a) The Plan shall be administered by the Board of Directors or a Committee of the Board of Directors of the Company (the "Committee") consisting of not less than two Directors.

     (b) Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options, the times when they shall receive them and the number of shares of Common Stock to be subject to each Option, and other terms relating to the grant of Options.

     (c) Subject to the express provisions of the Plan, the Committee shall have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical) and, as specified in this Plan, the fair market value of the common stock, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee on the matters referred to in this
          Section 12 shall be conclusive.

     (d) The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised.

     (e) The Committee may require that any Option Shares issued be legended as necessary to comply with applicable federal and state securities laws.

13.  Amendment and Discontinuance of the Plan:

     (a) The Board of Directors of the Company may at any time alter, suspend or terminate the Plan, but no change shall be made which will have a material adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained; provided, however, that the Board of Directors may not without further approval of the stockholders, (i) increase the maximum number of shares of Common Stock for which Options may be granted under the Plan or which may be purchased by an individual Optionee, (ii) decrease the minimum option price provided in the Plan, or (iii) change the class of persons eligible to receive Options.

     (b) The Company intends that Options designated by the Committee as ISO's shall constitute ISOs under Section 422 of the Code. Should any provision in this Plan for ISO's not be necessary in order to so comply or should any additional provisions be required, the Board of Directors of the Company may amend the Plan accordingly without the necessity of obtaining the approval of the stockholders of the Company.

14. Other Conditions: If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, and the Company shall not be required to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933 or otherwise with respect to shares of Common Stock or Options under the Plan, and the right to exercise any such Option may be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

     At the time of any grant or exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to the Company and the satisfaction of the Company with the correctness of such representations.

15. Approval; Effective Date; Governing Law: The Plan was adopted by the Board of Directors on May 4, 2001 and is to be submitted to stockholders for their approval at the first meeting of stockholders following such date. The Plan shall terminate if not approved by stockholders. The Plan shall be interpreted in accordance with the internal laws of the State of New York.


                                    EXHIBIT B
                             TRACK DATA CORPORATION
                             AUDIT COMMITTEE CHARTER

Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities
The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management (including any internal audit staff), as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

- The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No.61.

- As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No.61; this review will occur prior to the Company's filing of the Form 10-Q.

- The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

-    The Committee shall:

     - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board, Standard Number 1;

     - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     - recommend that the Board take appropriate action to oversee the independence of the outside auditor.

- The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.



                                                                           PROXY

                             TRACK DATA CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Common Stock of Track Data Corporation (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Meeting of Stockholders to be held on Thursday, November 1, 2001 and hereby appoints Barry Hertz and Martin Kaye, and each of them, as proxies of the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of the undersigned in the Company at said meeting and at any adjournments thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted on the following matters and, in their discretion, upon any other business which may properly come before said meeting.

1.   Election of Directors:

     / /  For all nominees listed below              / / Withhold authority
           (except as indicated)                         to vote for all
                                                         nominees listed below

To withhold authority for any individual nominee, strike through that nominee's name in the list below.

   Barry Hertz           Martin Kaye         Jay Gelman        Stanley Stern
   E. Bruce Fredrikson   Isaac Schlesinger   Jack Spiegelman   Charles Zabatta

2.   Approval of the 2001 Stock Option Plan:

     / / For      / / Against      / / Abstain

3. Ratification of the selection of Grant Thornton LLP as independent auditors:

     / / For      / / Against      / / Abstain

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE NOMINEES, FOR APPROVAL OF THE 2001 STOCK OPTION PLAN, FOR SELECTION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.


          Dated:
                 -----------------,  2001

          Signature(s)  of  Stockholder
                                         --------------------------------------

          (Title,  if  appropriate)
                                         --------------------------------------

          This proxy should be signed by the Stockholder(s) exactly as his or her name appears hereon. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.